UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2006


                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-51958               20-5361360
(State or other jurisdiction of        (Commission           (I.R.S. employer
         incorporation)                file number)          identification no.)



               12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130 (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 7.01         REGULATION FD DISCLOSURE

         NextWave Wireless Inc.("NextWave") issued a press release earlier today announcing that Inquam Broadband Holdings Ltd. ("Inquam"), NextWave's 51% owned joint venture which invests in broadband telecommunications assets in Germany, had been declared the winning bidder of 28 Broadband Wireless Access licenses in a spectrum auction in Germany. The aggregate purchase price for the licenses, approximately $23.1 million, will be funded by the proceeds of a promissory note (the "Note") between Inquam's subsidiary, Inquam Broadband GmbH, as borrower, and NextWave Broadband, Inc. as lender. The Note has a maturity date of March 1, 2007 and bears interest at a rate of 8% per annum. The Note is secured by a pledge of the shares of the borrower as well as a security interest in the acquired licenses. Inquam BMR, NextWave's joint venture partner, has the right to purchase an interest of between 25% and 49% in the Note at any time prior to February 28, 2007. If Inquam BMR does not elect to participate in the Note funding, under certain circumstances NextWave may purchase all shares in Inquam then held by Inquam BMR at par value. If none of the foregoing elections are made, NextWave must convert the Note into shares of Inquam based on par value, thereby increasing its ownership stake in the joint venture.

         The press release announcing the acquisition is filed as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.            Exhibit
-----------            -------

99.1 Press Release entitled "NextWave Wireless Joint Venture Wins Nationwide Wireless Broadband Spectrum in Germany", dated December 15, 2006.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2006


                                         NEXTWAVE WIRELESS INC.


                                         By:  /s/  Frank A. Cassou
                                              ----------------------------------
                                              Frank A. Cassou
                                              Executive Vice President and
                                              Chief Legal Counsel








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                                  EXHIBIT INDEX

    EXHIBIT NO.                         DESCRIPTION

Exhibit 99.1 Press Release entitled "NextWave Wireless Joint Venture Wins Nationwide Wireless Broadband Spectrum in Germany", dated December 15, 2006.